UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2022

CEPTON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 West Trimble Road

San Jose, CA 95131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 408-459-7579

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.00001 per share	CPTN	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	CPTNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Items.

On August 29, 2022, Koito Manufacturing Co., Ltd. (“Koito”), an automotive tier 1 partner of Cepton, Inc. (the “Company”) delivered to the Company a confidential non-binding letter of intent (the “Non-binding LOI”) expressing an interest in pursuing an investment in a new class of convertible non-voting preferred securities to be issued by Company (the “Proposed Preferred Stock”) for an aggregate subscription price of up to $100.0 million. On August 30, 2022, Koito filed with the U.S. Securities and Exchange Commission an amendment to Koito’s Schedule 13D, which amendment discloses the delivery of the Non-binding LOI to the Company.

The Non-binding LOI specifies certain of Koito’s proposed terms for the Proposed Preferred Stock, including Koito’s expectation that the Proposed Preferred Stock would be convertible at any time into shares of the Company’s common stock at an initial conversion price equal to the lesser of (a)(i) $1.50 and (ii) the five-day volume-weighted average price of the Company’s common stock (the “5-day VWAP”) for the five trading day period preceding the closing of the Proposed Preferred Stock transaction plus (b) an unspecified premium, subject to further discussions between Koito and the Company. In addition, the Non-binding LOI specifies Koito’s expectation that the Proposed Preferred Stock will include certain customary terms and conditions, including, without limitation, a preferred dividend, liquidation preferences, protective provisions, anti-dilution protections and certain corporate governance rights. The Non-binding LOI assumes that Koito will be entitled to nominate a number of additional members of the Company’s board of directors proportionate to the percentage of shares of the Company’s common stock held by Koito on an as-converted basis and that Koito will be granted customary registration and information rights. The Non-binding LOI identifies certain expected principal conditions to the signing of definitive documentation with respect to the Proposed Preferred Stock transaction, including Koito’s satisfactory completion of due diligence, negotiation of definitive agreements, and board approval by the respective boards of directors of the Company and Koito. The Non-binding LOI also requests the Company grant Koito a 60-day period of exclusivity to negotiate the terms of the Proposed Preferred Stock, with the terms of such exclusivity arrangement to be specified in a separate agreement to be entered into between the Company and Koito.

The Company is currently evaluating the Non-binding LOI and the Proposed Preferred Stock transaction contemplated thereby and has not entered into any agreements with respect to the Proposed Preferred Stock transaction contemplated by the Non-binding LOI. Accordingly, at this time there can be no assurances that the Company will or will not enter into any agreement with Koito, issue any securities to Koito (including the Proposed Preferred Stock) or otherwise enter into any other strategic corporate transactions with Koito or any other third party.

Koito currently owns approximately 12.6% of the Company’s outstanding common stock and has a representative on the Company’s board of directors. Sales to Koito accounted for over 44% of the Company’s total revenues for the six months ended June 30, 2022.

The foregoing description of the Non-binding LOI does not purport to be complete and is qualified in its entirety by reference to the complete text of the Non-binding LOI, a copy of which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “objective,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “milestone,” “designed to,” “proposed” or other similar expressions that predict or imply future events, trends, terms and/or conditions or that are not statements of historical matters. The Company cautions readers of this Current Report that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, that could cause the actual results to differ materially from the expected results. These forward-looking statements include, but are not limited to, statements regarding the Proposed Preferred Stock transaction contemplated by the Non-binding LOI, the terms of any such Proposed Preferred Stock and the related rights and protections granted to Koito in connection therewith, the Company’s interest, if any, in pursuing the Proposed Preferred Stock transaction contemplated by the Non-binding LOI, the proposed terms of the Proposed Preferred Stock contemplated by the Non-binding LOI, which may vary from those expressed in the Non-binding LOI, and the ability of the Company and Koito to successfully negotiate and agree upon definitive documentation with respect thereto, the potential benefits of entering into and consummating the Proposed Preferred Stock transaction contemplated by the Non-binding LOI, the ability of the Company to obtain necessary approvals, including the approval of the Company’s shareholders if required, and satisfy applicable closing conditions for such proposed transaction, and the timing thereof. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
99.1	Non-binding Letter of Intent, dated August 29, 2022 (incorporated by reference to Exhibit 99.1 to Amendment No. 1 to Koito Manufacturing Co., Ltd.’s Schedule 13D, filed on August 30, 2022).
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPTON, INC.

Date: August 30, 2022	By:	/s/ Jun Pei
	Name:	Jun Pei
	Title:	President and Chief Executive Officer

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